SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


         Date of Report                                       March 31, 2004


                        Commission file number 000-26213

                             ARC COMMUNICATIONS INC.
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             (Exact Name of Registrant as specified in its charter)

            New Jersey                                  22-3201557
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      (State of Incorporation)                    (IRS Identification No.)

                             665 Highway 35, Box 17
                          Middletown, New Jersey 07748
                                 (732) 219-1766
         (Registrant's Address, including ZIP Code and telephone number)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On March 25, 2004, the Registrant issued a press release announcing that it had closed a private placement of shares of its common stock and warrants to purchase shares of its common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable.

(b)   Not Applicable.

(c)   Exhibits:

      Exhibit Number            Description

         99.1                   Press Release of Arc Communications Inc. dated
                                March 25, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Arc Communications Inc.
                                                    (Registrant)


                                           By: /s/_Peter A. Bordes, Jr.
                                               ------------------------
                                                  Peter A. Bordes, Jr.
                                                  Chief Executive Officer

Date:    March 31, 2004

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                                  EXHIBIT INDEX

     Exhibit      Description
     -------      -----------

       99.1       Press Release of Arc Communications Inc. dated March 25, 2004.